UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04710

Exact name of registrant as specified in charter:	The Asia Pacific Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs 655 Broad Street, 17th Floor Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	3/31/2016

Date of reporting period:	3/31/2016

Item 1 – Reports to Stockholders

ANNUAL REPORT

March 31, 2016

The Asia Pacific Fund, Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that The Asia Pacific Fund, Inc. (the “Fund”) may purchase, from time to time, shares of its common stock at market prices.

This report, including the financial statements herein, is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The Asia Pacific Fund, Inc.

655 Broad Street, 17th Floor

Newark, NJ 07102

For general information on the Fund, please call (toll-free) the Pristine Advisers, our shareholders’ servicing agent, at: 1-(888) 4-ASIA-PAC

Current information about the Fund is available on its website (http://www.asiapacificfund.com). This website includes monthly updates of the Fund’s performance and other data as well as the Investment Manager’s quarterly presentation of performance and asset allocations and comments on the current Asian outlook.

NYSE: APB

CUSIP: 044901106

The Asia Pacific Fund, Inc.

Share Price, Net Asset Value and Distribution History (Unaudited)

Quarter End	Closing Price at Quarter End	Net Asset Value per Share at Quarter End	Dividends and Distributions During Quarter*
Financial Year 2015/2016
June	$12.80	$14.64	—
September	10.30	11.92	—
December	10.07	11.77	$0.51
March	9.61	11.25	—

Financial Year 2014/2015
June	$11.05	$12.33	—
September	11.28	12.54	—
December	11.28	12.55	—
March	11.61	13.07	—

Financial Year 2013/2014
June	$10.10	$11.17	—
September	10.12	11.28	—
December	10.51	11.71	—
March	10.33	11.50	—

Financial Year 2012/2013
June	$9.54	$10.71	—
September	10.28	11.51	—
December	10.82	12.19	—
March	10.76	11.92	—

Financial Year 2011/2012
June	$12.12	$13.21	—
September	9.36	10.00	—
December	9.40	10.37	—
March	10.58	11.67	—

*	Total per share distributions over the Fund’s life (commencement of operations: May 4, 1987) have amounted to $31.29 per share.

The Asia Pacific Fund, Inc.

The Fund’s Management

Directors

Michael J. Downey, Chairman

Jessica M. Bibliowicz

Robert F. Gunia

Duncan M. McFarland

David G. P. Scholfield

Nicholas T. Sibley

Christopher R. C. Sykes

William G. Tung

Officers

Raymond Tam, President

M. Sadiq Peshimam, Treasurer and Chief Financial Officer

Elyse M. McLaughlin, Assistant Treasurer

Deborah A. Docs, Secretary and Chief Legal Officer

Andrew R. French, Assistant Secretary

Valerie M. Simpson, Chief Compliance Officer

Theresa C. Thompson, Deputy Chief Compliance Officer

Investment Manager

Value Partners Hong Kong Limited

9th Floor, Nexxus Building

41 Connaught Road Central

Hong Kong

Administrator

Prudential Investments LLC

655 Broad Street, 17th Floor

Newark, NJ 07102

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Transfer Agent

Computershare Trust Company N.A.

P.O. Box 43011

Providence, RI 02940-3011

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal Counsel

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

The Asia Pacific Fund, Inc.

Report of the Investment Manager (Unaudited)

for the fiscal year ended March 31, 2016

Overview

The financial year started off with a positive but volatile second quarter in 2015 as the Chinese stockmarkets gave up parts of their gains during a major correction in late June. Despite relatively weak macro data, China-related stockmarkets continued to rally during the quarter and reached a multi-year high in mid-June. The sharp rally was supported by continuous policy easing. The People’s Bank of China (“PBoC”) cut the reserve requirement ratio by 100 basis points on April 10, 2015 and cut interest rates by 25 basis points on May 10 the same year. The State Council also announced plans to adjust tax policy to stimulate local consumption and asked banks to continue lending to local government financing vehicles for projects under construction.

With the rapid and sharp rally, valuations of many A-share stocks had become over-stretched. By mid-June, 2015, the Shanghai Composite Index had surged 152% since July 2014 and climbed 60% since the beginning of 2015. Meanwhile, the Shenzhen Stock Exchange’s Small and Medium Enterprise Board had risen by 138% since early 2015 till mid-June. With the China Securities Regulatory Commission’s (“CSRC”) tightened margin financing in late June, Chinese retail investors, who have been dominating the stockmarket and sitting on huge paper gains, rushed to cash in their positions. This unwound the bubbles created by hot money flows and exacerbated the market correction. The intensified stock price decline escalated deleveraging pressures and forced more people to search for downside protection. These self-reinforcing pressures turned into a vicious cycle, leading to a major correction in the Chinese stockmarket.

Elsewhere in the region, South Korean stocks consolidated in May and June 2015 after enjoying a rally in April. Although domestic sentiment was strong on the back of tourism boom and improving labor market conditions, trade data and industrial output remained weak amid challenges such as sluggish external demand and the increased competitiveness of Japanese exports due to the weakened yen. An outbreak of the Middle East Respiratory Syndrome (“MERS”) in late May also dampened economic growth as foreign tourists cancelled their trips and consumers stayed home.

In ASEAN, the Indonesian stockmarket saw a significant loss in the second quarter of 2015 as the Indonesian rupiah became one of the worst performing currencies across the region. To stop the rupiah from free falling, the Central Bank of Indonesia announced in April a ban, effective from July 1, 2015, on the use of the US dollar and other foreign currencies in all financial transactions in the country. Meanwhile, Thailand suffered from severe droughts, making its path to economic recovery more challenging especially amid global economic uncertainty. The Bank of Thailand kept its policy interest rate at 1.5% on June 10, 2015 after making two consecutive cuts of 25 basis points in March and April.

The Chinese market remained volatile entering the third quarter of 2015. Having seen the slump in the domestic stockmarket, the government announced a series of stabilization measures in early July, such as reducing share transaction costs by 30%, abolishing mandatory

The Asia Pacific Fund, Inc.

levels for margin calls, expanding financing channels for brokers, suspending new initial public offerings (“IPO”), having 21 brokers pledged to buy blue-chip stocks, providing liquidity support to the China Securities Finance Corporation by the central bank, as well as requesting state-owned enterprises not to sell their stakes and encouraging them to increase their holdings. Whether the government measures would work crucially depended on the number of A-share suspensions, general confidence in the A-share market and a structural improvement in economic data.

China’s economic data continued to slow during the third quarter of 2015. Industrial production was sluggish as value-added industrial output grew 6.0% year-on-year in July, slowing from a 6.8% increase in June. Exports were also weak and property investment was yet to pick up. As a result, fixed asset investment growth slowed to 10.3% year-on-year in July from 11.4% in June. On the other hand, the PBoC suddenly announced on August 11 a change to the central parity setting of its onshore currency CNY, instantly leading to an approximately 3% depreciation of the Renminbi (“RMB”) against the USD.

Elsewhere in the region, South Korean equities fell in tandem with other markets but recovered some of the loss in late August and September. The fear of China’s slowdown was reflected in Korea’s exports, which saw the sharpest drop in six years and plunged 14.7% in August from a year earlier. On the other hand, domestic demand picked up steam as the impact of the MERS virus outbreak faded.

In ASEAN, equities corrected sharply along with other Asian markets. Thai stocks continued to drift down on external factors mentioned above as well as internal pressure created by a bomb explosion in the heart of Bangkok in August. With domestic activity still weak and non-resident spending being an important contributor to demand over the past few quarters, the tragic event is expected to add extra uncertainty to the growth picture of Thailand in coming months.

Emerging out of the stockmarket correction in the third quarter of 2015, Asian ex-Japan equities stabilized in the fourth quarter with CSRC’s announcement on resuming IPOs and scrapping the requirement on pre-fund IPO subscriptions. A-shares showed promising performance in the period, as the CSI 300 Index rallied 16.5% and H-shares (represented by the Hang Seng China Enterprises Index) edged up 2.7%, all in local currency terms.

The fourth quarter of 2015 was packed with reform initiatives by the Chinese government. The Fifth Plenary Session was held by the Communist Party of China Central Committee in late October 2015 to map out the next five-year plan. The plenum pushed ahead with the development of a consumption-driven economy and reiterated its goal to double GDP and national income per head by 2020, which would require an annual economic growth rate of at least 6.5%.

On November 30, 2015 the International Monetary Fund announced the inclusion of the RMB in its Special Drawing Rights basket as the third largest (10.92%) international reserve currency. Although the

The Asia Pacific Fund, Inc.

Report of the Investment Manager (Unaudited)

continued

inclusion, to be effective in October 2016, did not cause an immediate market uplift, it is expected to act as a significant boost to RMB internationalization, which will gradually drive liquidity to the A-share market and benefit the development of the capital market in China.

In South Korea, after a strong rebound in the third quarter of 2015, Korean equities fluctuated in a narrow range in the fourth quarter as uncertainties over economic growth lingered. Weak exports continued to be a drag on the economy, growing 13.8% in December from a year earlier, reflecting the 12th consecutive month of slowing growth. This was attributable largely to lower crude oil prices and sluggish growth in China. Service sector output remained resilient despite declining manufacturing production, rising 3.1% year-on-year thanks to the rise in financial and insurance activities as well as wholesale and retail trade. As exports remained relatively weak, the Bank of Korea kept its benchmark interest rate for December at a record low of 1.5% to support economic growth.

In ASEAN, equities rebounded in the period along with other Asian markets. Singapore stocks as measured by the MSCI Singapore Index gained 4.3% in the fourth quarter. The Singaporean economy remained resilient with fourth-quarter GDP growth of 5.7% from a quarter earlier, beating market forecasts. Despite the contracting manufacturing sector, which dwindled 6.0% year-on-year in the fourth quarter of 2015, the economy was buoyed by the service sector, which expanded 3.2% from a year earlier.

After a turbulent start to 2016, Asian ex-Japan equities rebounded in the latter half of the first quarter on cooling rate hike expectations. In China, the latest macro readings suggest that the economy is stabilizing: the Caixin purchasing managers’ index (“PMI”) showed encouraging signs in March. The service PMI and manufacturing PMI climbed to 52.2 and 49.7, respectively, during the month from 51.2 and 48.0 respectively in February, indicating broad-based improvements in China’s economy. Meanwhile, the growth of China’s foreign reserves beat market expectation by expanding USD10.26 billion in March after four months of decline, posing some signs for easing pressure on capital outflow.

On the policy front, in the annual meeting of the National People’s Congress, the government has announced a growth target of 6.5% to 7% for 2016. To attain the target, a bigger fiscal deficit of 3% of GDP is expected down the road while monetary policies will likely remain accommodative in the medium term. With ample tools in its policy arsenal, we believe China will be able to combat the negative repercussions of reform and mitigate the impact of capacity closures.

In South Korea, signs of stabilization started to emerge. Industrial production rebounded strongly by 3.3% in February 2016 from a month earlier, marking the biggest monthly increase since late 2014. Meanwhile, Korea’s GDP rose by 0.7% in the fourth quarter of 2015, slightly faster than expected. On the policy front, the Bank of Korea has been keeping interest rates unchanged at a historical low level of 1.50% since June 2015.

The Asia Pacific Fund, Inc.

In ASEAN markets, as the expectations for a US rate hike cooled, the markets regained momentum during the quarter. However, macro data remained weak with headline exports growth contracting in the first two months of 2016. In Indonesia, easing inflationary pressures allowed Bank Indonesia (“BI”) to cut the benchmark policy rate, overnight deposit rates and lending rates for the third consecutive month in March. While BI signalled a more prudent approach on further rate cuts, we expect the Indonesian government to sustain its effort in rejuvenating the economy by encouraging investment.

Table 1. Stock Market Performance

April 2015 – March 2016 (MSCI free indices on a gross basis in USD terms)

Country - Index	2Q 2015%	3Q 2015%	4Q 2015%	1Q 2016%	1 Yr to 03/31/2016%
North Asia
Hong Kong	5.6	–16.2	6.0	–0.6	–6.7
Taiwan	1.2	–16.4	1.2	7.7	–7.7
Korea	–3.7	–11.8	5.7	5.2	–5.5
China	6.2	–22.7	4.0	–4.8	–18.7
ASEAN
Singapore	0.0	–19.5	4.3	5.1	–11.8
Malaysia	–7.9	–18.2	7.9	13.2	–8.0
Thailand	–3.3	–17.5	–6.2	17.0	–12.4
Indonesia	–13.8	–24.2	20.9	11.3	–12.1
Philippines	–4.8	–10.2	–0.5	7.2	–8.8
South Asia
Sri Lanka	0.7	–8.1	–0.8	–14.7	–21.7
India	–3.6	–6.7	–0.9	–2.5	–13.2
Vietnam	9.2	–11.2	2.3	–7.9	–8.6
Region
MSCI AC Asia Ex-Japan Gross	0.7	–16.9	3.9	1.8	–11.6
Source: Morningstar (Value Partners)

The Asia Pacific Fund, Inc.

Report of the Investment Manager (Unaudited)

continued

Table 2. Currency Market Performance vs USD (Month-ends)*

March 2015 – March 2016

Currency US$/Local rate	Mar 2015	Jun 2015	Sep 2015	Dec 2015	Mar 2016	12M Change (%)
North Asia
South Korean Won	1,109	1,115	1,185	1,173	1,144	–3.1
Chinese Renminbi	6.20	6.20	6.36	6.49	6.47	–4.2
Hong Kong Dollar	7.75	7.75	7.75	7.75	7.76	–0.1
New Taiwan Dollar	31.29	30.85	32.93	32.85	32.18	–2.8
ASEAN
Thai Baht	32.54	33.78	36.30	35.99	35.18	–7.5
Philippine Peso	44.70	45.09	46.74	47.06	46.05	–2.9
Singapore Dollar	1.37	1.35	1.42	1.42	1.35	1.5
Malaysian Ringgit	3.70	3.77	4.40	4.29	3.90	–5.1
Indonesian Rupiah	13,075	13,333	14,650	13,785	13,260	–1.4
South Asia
Sri Lankan Rupee	133.18	133.80	141.30	144.25	146.00	–8.8
Vietnamese Dong	21,555	21,839	22,478	22,485	22,293	–3.3
Indian Rupee	62.58	63.68	65.64	66.16	66.22	–5.5
Source: Morningstar (Value Partners)

*	Rounded up to the nearest tenth of one percent.

Chart 1. Performance of the Asia Pacific Fund’s NAV against its Benchmark Index*

*	Investment involves risk. Past performance figures shown are not indicative of future performance.

The Asia Pacific Fund, Inc.

Note:	The graph compares a $100 investment in the The Asia Pacific Fund, Inc. with a similar investment in the MSCI AC Asia Ex-Japan Gross Index by portraying the initial account values at the beginning of the 10-year period (March 31, 2006) and the account values at the end of the current fiscal year (March 31, 2016) as measured on a quarterly basis.

Source: Lipper, a Thompson Reuters Company (Prudential Investments LLC).

Performance

During the 12-month period ended March 31, 2016, the Fund’s NAV per share was down $1.82 as it decreased from $13.07 to $11.25. A dividend of $0.51 per share was paid on December 18, 2015. In percentage terms, the Fund’s total return on NAV was -10.13%. This compares with a decrease of -11.59% based on its reference benchmark index, the MSCI All Countries Asia Ex-Japan Index. The Fund’s share price decreased by -12.93% over the period, from $11.61 to $9.61.

In the period under review, consumer staples contributed most to the Fund’s performance over the year, while consumer discretionary and financials dragged the Fund’s returns. Geographically speaking, the South Korean market was the top contributor to the portfolio during the period.

Table 3. Performance of Asia Pacific Fund, the Region and Major World Markets* (on a gross (dividend reinvested) basis to March 31, 2016, in USD terms)

	1 Yr %	3 Yrs %	5 Yrs %	10 Yrs %
Asia Pacific Fund (NAV)	–10.13	–1.46	–10.06	66.44
Asia Pacific Fund (Market Price)	–12.93	–6.05	–14.55	53.91
MSCI AC Asia Ex-Japan	–11.59	1.16	1.27	74.09
S&P 500 Composite (Price Return)	–0.39	31.26	55.36	59.07
MSCI Europe	–7.96	10.14	14.08	29.94
MSCI Japan	–6.75	12.94	23.29	–2.41
Source: Morningstar (Value Partners)

*	In view of the growing importance of the Indian economy and stock market in Asia and as part of the Fund’s investment portfolio, the Fund has adopted as its reference index as of April 1, 2010, the MSCI All Countries Asia ex Japan Index, which includes India. Prior to this the Fund was shown against MSCI AC FE Free Ex-Japan Index Total Gross Return.

The Asia Pacific Fund, Inc.

Report of the Investment Manager (Unaudited)

continued

Portfolio Strategy

We remained focused on Asia ex-Japan equities that generate strong cash flow and offer high dividend yields. In light of the challenging market situation during the first quarter of 2016, we have increased the Fund’s cash position from 0.6% as of the end of 2015 to 10.3% and 9.1% in January and February 2016 respectively. Driven by irrational pessimism, investors have priced-in a crisis scenario for Chinese equities listed offshore, creating attractive opportunities for value investors.

On a positive note, South Korea contributed the most to our portfolio in the year under review. The country remains our favorite in the dividend story – traditional high-dividend stocks in Korea tend to be defensive in nature and their dividend payouts have been consistently improving (24% in 2015; 17% in 2014; 11% in 2013). Korea is currently trading at valuations below the 2008/2009 trough, signaling promising market entrance opportunities for selected names.

Although we have been underweighting the ASEAN region, thanks to the low oil price our positions in the low-cost carrier service and energy sectors, both within ASEAN countries, contributed positively to our portfolio. We have deployed our cash holdings in March 2016 as stock market corrections earlier during the quarter created attractive opportunities in selected names. ASEAN markets are trading at relatively higher valuations, but we will continue to look for investment opportunities through a bottom-up approach.

Table 4. Asset Allocation at Quarter Ends (% of Fund’s Net Assets)*

Country	Mar 31, 2015%		Jun 30, 2015%	Sep 30, 2015%	Dec 31, 2015%	Mar 31, 2016%
North Asia	85.3		90.5	80.9	88.2	80.0
Hong Kong/China/Macau	61.5		65.9	62.2	66.8	60.2
South Korea	21.6		21.6	15.5	17.9	16.6
Taiwan	2.2		3.0	3.2	3.5	3.2
ASEAN	10.5		11.8	11.1	11.2	13.2
Singapore	5.0		4.8	5.1	5.1	7.2
Thailand	3.2		4.0	3.5	3.0	2.9
Indonesia	0.5		0.8	0.4	0.6	1.0
Philippines	0.0	#	0.2	0.8	0.7	0.9
Malaysia	1.8		2.0	1.3	1.8	1.2
Cash & Others	4.2		–2.3	8.0	0.6	6.8
Source: Prudential Investments LLC

*	Rounded up to the nearest tenth of one percent.
#	Less than 0.05%.

The Asia Pacific Fund, Inc.

Outlook

A more stable global backdrop, coupled with potential policy stimulus is expected to be conducive to Asia’s stock market recovery. In the Chinese markets, the valuations of Chinese stocks listed in offshore markets returned to a compelling level, in particular H shares which are trading at 10.3 times estimated 2016 earnings. The cheap valuation, coupled with a 38% valuation discount against their peers in the A-share market, revived buying interest in H shares across the board. On the other hand, the bearish sentiment in the A-share market prompted some onshore mutual funds to raise their cash levels to over 80%. As a contrarian investor, we see the market pessimism as a window of opportunity to add quality names in the A-share space.

Elsewhere in Asia, the Korean economy is expected to maintain a moderate pace of recovery with domestic demand being a major growth driver, but further downside risks cannot be ruled out. Policy stimulus is anticipated to stay in place to support growth and interest rates will likely be kept at their historically low level for an extended period. On the other hand, ASEAN markets are trading at relatively higher valuations and earnings growth remains fragile. Expansionary policies are expected to remain important growth stabilizers within the ASEAN region.

Value Partners Hong Kong Limited

April 20, 2016

Past performance does not guarantee future results and current performance may be lower or higher than the past performance data quoted. The investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than the original cost. Index returns do not include the effect of any sales charges, fund operating expenses or taxes. An investment cannot be made directly in an index.

Unless specified, all information contained in this report is quoted as at March 31, 2016. The views expressed are the views of Value Partners Hong Kong Limited only and are subject to change based on market and other conditions. The information provided does not constitute investment advice and it should not be relied on as such. All material has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. This material contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected. Any securities mentioned above are for illustrative purpose only, and not a recommendation to invest or divest.

The Asia Pacific Fund, Inc.

Portfolio of Investments

as of March 31, 2016

Shares	Description		Value (Note 1)
	LONG-TERM INVESTMENTS – 93.2%

	COMMON STOCKS – 82.9%

	CHINA (INCLUDING HONG KONG and MACAU SAR) – 57.3%
4,082,000	Agricultural Bank of China Ltd. (Class “H” Shares) (Banking)	$	1,468,128
180,000	Anhui Conch Cement Co. Ltd. (Class “H” Shares) (Materials)		482,639
1,556,000	BAIC Motor Corp. Ltd. (Class “H” Shares) (Consumer Discretionary)		1,191,469
3,993,000	Bank of China Ltd. (Class “H” Shares) (Banking)		1,657,455
1,619,000	Belle International Holdings Ltd. (Consumer Discretionary)		937,087
653,500	BOC Hong Kong Holdings Ltd. (Banking)		1,950,218
101,656	Cheung Kong Property Holdings Ltd. (Real Estate – Developers)		654,569
5,341,000	China Construction Bank Corp. (Class “H” Shares) (Banking)		3,408,116
1,559,000	China High Speed Transmission Equipment Group Co. Ltd. (Industrials)		1,298,271
1,365,000	China Life Insurance Co. Ltd. (Class “H” Shares) (Insurance)		3,367,916
1,891,000	China Lilang Ltd. (Consumer Discretionary)		1,155,464
894,000	China Machinery Engineering Corp. (Class “H” Shares) (Industrials)		624,631
1,162,000	China Overseas Land & Investment Ltd. (Real Estate – Developers)		3,677,428
4,432,000	China Power International Development Ltd. (Utilities)		2,296,743
1,766,000	China Resources Cement Holdings Ltd. (Materials)		539,543
1,084,622	China Resources Power Holdings Co. Ltd. (Utilities)		2,027,370
1,364,000	China State Construction International Holdings Ltd. (Industrials)		2,032,632
183,200	China Zhongwang Holdings Ltd. (Materials)		90,450
900,685	Chongqing Changan Automobile Co. Ltd. (Class “B” Shares) (Consumer Discretionary)		1,687,039
479,000	Chow Sang Sang Holdings International Ltd. (Consumer Discretionary)		722,450
5,908,000	CIFI Holdings Group Co. Ltd. (Real Estate – Developers)		1,416,577
159,656	CK Hutchison Holdings Ltd. (Industrials)		2,072,532
530,000	Convenience Retail Asia Ltd. (Consumer Staples)		209,066
30,750,000	CSI Properties Ltd. (Real Estate – Developers)		872,076
300,700	Dalian Wanda Commercial Properties Co. Ltd. (Class “H” Shares) (Real Estate – Developers)		1,781,171
442,000	Dongfeng Motor Group Co. Ltd. (Class “H” Shares) (Consumer Discretionary)		551,549

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Shares	Description		Value (Note 1)
2,896,000	EGL Holdings Co. Ltd. (Consumer Discretionary)	$	810,112
2,977,938	Far East Consortium International Ltd. (Real Estate – Developers)		959,715
1,248,000	Far East Horizon Ltd. (Financials)		962,060
1,273,000	FSE Engineering Holdings Ltd. (Industrials)		347,897
48,000	Goldpac Group Ltd. (Semiconductors & Semiconductor Equipment)		20,357
35,000	Haitian International Holdings Ltd. (Industrials)		60,008
396,000	HKT Trust & HKT Ltd. (Stapled Shares) (Telecommunication Services)		545,196
4,560,000	Hopefluent Group Holdings Ltd. (Real Estate – Developers)		1,105,120
910,000	Huadian Power International Corp. Ltd. (Class “H” Shares) (Utilities)		579,502
879,827	Hui Xian Real Estate Investment Trust (Real Estate Investment Trusts)		421,712
9,962,000	Jiangnan Group Ltd. (Industrials)		1,759,356
1,246,000	Lee & Man Chemical Co. Ltd. (Industrials)		383,886
1,961,500	Longfor Properties Co. Ltd. (Real Estate – Developers)		2,796,598
5,368,000	Modern Beauty Salon Holdings Ltd. (Consumer Discretionary)		335,615
7,680,000	Oi Wah Pawnshop Credit Holdings Ltd. (Banking)		396,012
1,650,000	Pico Far East Holdings Ltd. (Consumer Discretionary)		440,292
4,248,000	Qingdao Port International Co. Ltd. (Class “H” Shares) (Industrials)		1,976,871
411,500	Shimao Property Holdings Ltd. (Real Estate – Developers)		608,973
528,000	Sino Land Co. Ltd. (Real Estate – Developers)		835,832
13,310,000	Sinomax Group Ltd. (Consumer Discretionary)		1,441,265
2,739,000	Sinopec Engineering Group Co. Ltd. (Class “H” Shares) (Industrials)		2,217,371
2,109,000	SITC International Holdings Co. Ltd. (Industrials)		1,041,267
3,046,025	Skyworth Digital Holdings Ltd. (Consumer Discretionary)		1,884,783
149,500	SmarTone Telecommunications Holdings Ltd. (Telecommunication Services)		248,609
1,415,000	Spring Real Estate Investment Trust (Real Estate Investment Trusts)		594,649
1,608,000	Springland International Holdings Ltd. (Consumer Discretionary)		319,222
93,000	Sun Hung Kai Properties Ltd. (Financials)		1,137,122
2,404,000	Time Watch Investments Ltd. (Consumer Discretionary)		303,702
3,080,000	TK Group Holdings Ltd. (Industrials)		794,086
2,344,000	Wonderful Sky Financial Group Holdings Ltd. (Consumer Discretionary)		580,157

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Portfolio of Investments

continued

Shares	Description		Value (Note 1)
1,322,000	Yangtze Optical Fibre and Cable Joint Stock Ltd. Co. (Class “H” Shares) (Information Technology)	$	1,578,080
916,000	Zhejiang Expressway Co. Ltd. (Class “H” Shares) (Industrials)		982,439

			66,640,455

	INDONESIA – 1.0%
1,406,700	PT Bank Mandiri Persero Tbk (Banking)		1,092,685
1,482,800	PT Nusa Raya Cipta Tbk (Industrials)		69,891

			1,162,576

	MALAYSIA – 1.2%
1,722,625	Mah Sing Group Bhd (Real Estate – Developers)		626,971
730,300	Signature International Bhd (Consumer Discretionary)		404,318
751,300	UOA Development Bhd (Real Estate – Developers)		408,242

			1,439,531

	PHILIPPINES – 0.8%
1,593,200	Leisure & Resorts World Corp. (Consumer Discretionary)		268,157
10,364,000	Premium Leisure Corp. (Diversified Financial Services)		202,576
181,540	Semirara Mining and Power Corp. (Energy)		517,672

			988,405

	SINGAPORE – 7.2%
420,956	AIMS AMP Capital Industrial REIT (Real Estate Investment Trusts)		416,943
1,053,300	Asian Pay Television Trust (Consumer Discretionary)		437,621
505,600	CapitaLand Commercial Trust Ltd. (Real Estate Investment Trusts)		551,420
346,868	CapitaLand Retail China Trust (Real Estate Investment Trusts)		371,869
655,000	China Merchants Holdings Pacific Ltd. (Industrials)		398,487
1,272,287	Croesus Retail Trust (Real Estate Investment Trusts)		740,991
173,500	DBS Group Holdings Ltd. (Banking)		1,979,768
1,285,100	Ezion Holdings Ltd. (Energy)		543,463
697,200	Frasers Commercial Trust (Real Estate Investment Trusts)		672,449
79,400	Mapletree Greater China Commercial Trust (Real Estate Investment Trusts)		56,258
460,600	Mapletree Logistics Trust (Real Estate Investment Trusts)		345,147
487,400	Wing Tai Holdings Ltd. (Real Estate – Developers)		636,439
1,737,800	Yangzijiang Shipbuilding Holdings Ltd. (Telecommunication Services)		1,263,526

			8,414,381

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Shares	Description	Value (Note 1)
	SOUTH KOREA – 9.3%
7,749	BGF retail Co. Ltd. (Consumer Staples)	$1,111,259
1,959	Binggrae Co. Ltd. (Consumer Staples)	118,883
32,657	Dongbu Insurance Co. Ltd. (Insurance)	2,167,424
39,786	GS Retail Co. Ltd. (Consumer Staples)	1,640,355
43,740	Korea Electric Power Corp. (Utilities)	2,302,508
2,615	Korea Ratings Corp. (Banking)	97,868
8,715	Maeil Dairy Industry Co. Ltd. (Consumer Staples)	336,834
50,715	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	1,248,362
4,332	SK Innovation Co. Ltd. (Energy)	651,543
6,073	SK Telecom Co. Ltd. (Telecommunication Services)	1,107,223

		10,782,259

	TAIWAN – 3.2%
338,000	Farglory Land Development Co. Ltd. (Real Estate – Developers)	389,103
157,825	Johnson Health Tech Co. Ltd. (Consumer Discretionary)	259,413
22,000	Largan Precision Co. Ltd. (Information Technology)	1,705,506
1,032,410	Mega Financial Holding Co. Ltd. (Banking)	734,594
434,653	Mercuries Life Insurance Co. Ltd. (Financials)	213,383
104,955	Superalloy Industrial Co. Ltd. (Consumer Discretionary)	420,355

		3,722,354

	THAILAND – 2.9%
	AP Thailand PCL (Real Estate – Developers)
2,238,000	Ordinary	388,056
213,100	NVDR	36,950
1,318,700	Bangchak Petroleum PCL (The) (Energy)	1,096,418
2,523,800	Jasmine Broadband Internet Infrastructure Fund (Class “F” Shares) (Capital Markets)	591,852
75,400	Namyong Terminal PCL (Industrials)	30,005
1,228,400	Somboon Advance Technology PCL (Consumer Discretionary)	502,813
1,292,600	Supalai PCL (Real Estate – Developers)	687,084

		3,333,178

	Total common stocks (cost $106,271,341)	96,483,139

Units
	PARTICIPATORY NOTES† 3.0%

	CHINA (INCLUDING HONG KONG and MACAU SAR)
26,700	Gree Electric Appliances, Inc. of Zhuhai (Class “A” Shares), expiring 01/16/17(a) (Industrials)	80,044

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Portfolio of Investments

continued

Units	Description	Value (Note 1)
519,747	Gree Electric Appliances, Inc. of Zhuhai (Class “A” Shares), expiring 03/10/16(a) (Industrials)	$1,558,161
195,900	Gree Electric Appliances, Inc. of Zhuhai (Class “A” Shares), expiring 03/10/17(a) (Industrials)	587,293
83,500	Midea Group Ltd. (Class “A” Shares), expiring 03/08/17 (Financials)	398,289
175,600	Midea Group Ltd. (Class “A” Shares), expiring 12/22/16 (Financials)	837,600

	Total participatory notes (cost $3,481,726)	3,461,387

Shares
	PREFERENCE SHARES 7.3%

	SOUTH KOREA
9,277	Amorepacific Corp. (Consumer Staples)	1,788,718
2,002	CJ CheilJedang Corp. (Consumer Staples)	365,878
234	Hyundai Motor Co. (Consumer Discretionary)	18,907
52,161	LG Corp. (Industrials)	2,088,994
990	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	958,316
19,417	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	3,276,916

	Total preference shares (cost $5,912,282)	8,497,729

Units
	WARRANTS*

	MALAYSIA
423,637	Mah Sing Group Bhd, expiring 02/21/20 (cost $0) (Real Estate – Developers)	15,745

	Total long-term investments (cost $115,665,349)	108,458,000

	SHORT-TERM INVESTMENT 2.4%
Shares

	MONEY MARKET MUTUAL FUND
2,824,890	JPMorgan Prime Money Market Fund/Premier (cost $2,824,890)	2,824,890

	Total Investments 95.6% (cost $118,490,239)(Note 5)	111,282,890
	Other assets in excess of liabilities 4.4%	5,098,618

	Net Assets 100.0%	$116,381,508

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

The following abbreviations are used in the annual report:

L2 Level 2

L3 Level 3

NVDR Non-Voting Depository Receipt

OTC Over-the-counter

REIT Real Estate Investment Trust

† Participatory notes represented 3.0% of net assets, of which the Fund attributed 3.0% to BOCI Financial Products Limited as the counterparty to the securities.

* Non-income producing security.

(a) Indicates a Level 3 security. The aggregate value of Level 3 securities is $2,225,498 and 1.9% of net assets.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices generally in active markets for identical securities.

Level 2 – quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3 – unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of March 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
China (including Hong Kong and Macau SAR)	$66,640,455	$—	$—
Indonesia	1,162,576	—	—
Malaysia	1,439,531	—	—
Philippines	988,405	—	—
Singapore	8,414,381	—	—
South Korea	10,782,259	—	—
Taiwan	3,722,354	—	—
Thailand	36,950	3,296,228	—
Participatory Notes
China (including Hong Kong and Macau SAR)	—	1,235,889	2,225,498
Preference Shares
South Korea	8,497,729	—	—

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Portfolio of Investments

continued

	Level 1	Level 2	Level 3
Warrants
Malaysia	$15,745	$—	$—
Money Market Mutual Fund	2,824,890	—	—

Total	$104,525,275	$4,532,117	$2,225,498

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

Participatory Notes
Balance as of 3/31/15	$—
Realized gain (loss)	(341,661)
Change in unrealized appreciation (depreciation)*	(230,522)
Purchases	2,535,571
Sales	(1,432,709)
Accrued discount/premium	—
Transfers into Level 3	1,694,819
Transfers out of Level 3	—

Balance as of 3/31/16	$2,225,498

* Of which, $(230,522) was relating to securities held at the reporting period end.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of March 31, 2016	Valuation Methodology	Unobservable Inputs
Participatory Notes	$2,225,498	Stale Pricing	Stale underlying security price

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of the period. At the reporting period end, securities transferred levels were as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Participatory Notes	$1,694,819	L2 to L3	Underlying Security Price to Stale Underlying Security Price

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of March 31, 2016 were as follows (Unaudited):

Industrials	17.4%
Real Estate – Developers	15.2
Consumer Discretionary	12.6
Banking	10.9

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Insurance	7.6%
Utilities	6.2
Consumer Staples	4.8
Real Estate Investment Trusts	3.6
Financials	3.1
Information Technology	2.9
Telecommunication Services	2.7
Energy	2.6
Money Market Mutual Fund	2.4
Semiconductors & Semiconductor Equipment	1.9
Materials	1.0
Capital Markets	0.5
Diversified Financial Services	0.2

95.6
Other assets in excess of liabilities	4.4

100.0%

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of March 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Investments	$15,745	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended March 31, 2016 are as follows:

For the year ended March 31, 2016, the Fund did not have any realized gain or (loss) on derivatives recognized in income on the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants*
Equity contracts	$(2,557)

* Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Statement of Assets and Liabilities

as of March 31, 2016

Assets
Investments, at value (cost $118,490,239)	$	111,282,890
Foreign currency, at value (cost $5,286,736)		5,354,501
Dividends receivable		542,784
Receivable for investments sold		164,566
Prepaid expenses		50,279

Total assets		117,395,020

Liabilities
Payable for investments purchased		708,566
Accrued expenses and other liabilities		183,784
Investment management fee payable		91,628
Administration fee payable		23,650
Commitment fee		5,884

Total liabilities		1,013,512

Net Assets	$	116,381,508

Net assets were comprised of:
Common stock, at par	$	103,441
Paid-in capital in excess of par		126,998,926

		127,102,367
Overdistributed net investment income		(158,870)
Accumulated net realized loss on investment and foreign currency transactions		(3,435,358)
Net unrealized depreciation on investments and foreign currencies		(7,126,631)

Net Assets, March 31, 2016	$	116,381,508

Net Asset Value per share
($116,381,508 ÷ 10,344,073 shares of common stock outstanding)	$	11.25

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Statement of Operations

Year Ended March 31, 2016

Net Investment Income

Income
Dividends (net of foreign withholding taxes of $386,026)	$	4,808,908

Expenses
Investment management fee		1,214,461
Administration fee		326,593
Directors’ fees and board expenses		272,000
Custodian’s fees and expenses		237,000
Legal fees and expenses		194,000
Insurance		136,000
Reports to shareholders		122,000
Audit fee		41,000
Loan interest and commitment fees		31,000
Transfer agent’s fees and expenses		25,000
Registration fees		25,000
Miscellaneous		79,956

Total expenses		2,704,010

Net investment income		2,104,898

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		3,611,652
Foreign currency transactions		(281,231)

		3,330,421

Net change in unrealized appreciation (depreciation) on:
Investments		(19,104,576)
Foreign currencies		83,727

		(19,020,849)

Net loss on investment and foreign currency transactions		(15,690,428)

Net Decrease in Net Assets Resulting From Operations	$	(13,585,530)

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Statement of Changes in Net Assets

		Year Ended March 31,
Increase (Decrease) in Net Assets		2016		2015

Operations
Net investment income	$	2,104,898	$	2,368,614
Net realized gain on investment and foreign currency transactions		3,330,421		6,375,968
Net change in unrealized appreciation (depreciation) on investments and foreign currencies		(19,020,849)		7,506,775

Net increase (decrease) in net assets resulting from operations		(13,585,530)		16,251,357

Dividends from net investment income		(5,275,477)		—

Total increase (decrease)		(18,861,007)		16,251,357

Net Assets:
Beginning of year		135,242,515		118,991,158

End of year (a)	$	116,381,508	$	135,242,515

(a) Includes undistributed net investment income of:	$	—	$	2,414,243

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Notes to Financial Statements

The Asia Pacific Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end, management investment company. The Fund’s investment objective is to achieve long-term capital appreciation through investment of at least 80% of investable assets in equity securities of companies in the Asia Pacific countries.

Note 1.	Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to the Investment Manager, Value Partners Hong Kong Limited. Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers and alternative valuation methods when market quotations are not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event that no sale or official closing price on the valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in absence of an ask price. These securities are classified as Level 2 of the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide adjustment factors

The Asia Pacific Fund, Inc.

Notes to Financial Statements

continued

based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset value on the date of valuation.

Bank loans traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced using the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

The Asia Pacific Fund, Inc.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at fiscal period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Participatory notes (P-notes): The Fund may gain exposure to securities in certain foreign markets through investments in participatory notes (“P-notes”). The Fund may purchase P-notes pending ability to invest directly in a foreign market due to restrictions applicable to foreign investors or other market factors. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying security. P-notes involve transaction costs, which may be higher than those applicable to the equity securities. An investment in a P-note may involve risks, including counter-party risk, beyond those

The Asia Pacific Fund, Inc.

Notes to Financial Statements

continued

normally associated with a direct investment in the underlying security. The Fund must rely on the creditworthiness of the counterparty and would have no rights against the issuer of the underlying security. Furthermore, the P-note’s performance may differ from that of the underlying security. The holder of a P-note is entitled to receive from the bank or broker-dealer, an amount equal to dividends paid by the issuer of the underlying security; however, the holder is not entitled to the same rights (e.g., dividends, voting rights) as an owner of the underlying security. There is also no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

Stock Index Futures Contracts: A stock index futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a stock index futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on stock index futures contracts.

The Fund may utilize stock index futures contracts for hedging and investment purposes. Should market prices for the futures contracts or the underlying assets move in ways not anticipated by the Fund, losses may result. The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets being hedged or the exposures desired by the Fund.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which an investment adviser (adviser) may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other a determinable amount, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

The Asia Pacific Fund, Inc.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains (losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management that may differ from actual.

Dividends and Distributions: Dividends from net investment income, if any, are declared and paid at least annually in a manner that qualifies for the dividends-paid deduction. The Fund’s current intention is to distribute at least annually any current year net capital gains in excess of net capital loss carryforwards in a manner that avoids income and excise taxes being imposed on the Fund. Dividends and distributions are recorded on the ex-date. The Fund may choose to satisfy the foregoing by making distributions in cash, additional Fund shares, or both.

The Fund could determine in the future to retain net long-term capital gains in respect of any fiscal year without affecting the ability of the Fund to qualify as a regulated investment company. In that case, the Fund would be subject to taxation on the retained amount and shareholders subject to U.S. federal income taxation would be required to include in income for tax purposes their shares of the undistributed amount and would be entitled to credits or refunds against their U.S. federal income tax liabilities with respect to their proportionate shares of the tax paid by the Fund.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

Taxes: It is the Fund’s current intention to continue to meet the requirements of the U.S. Internal Revenue Code of 1986, as amended (“the Code”) applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. If the Fund determines in the future to retain taxable capital gains, the Fund will provide for all required taxes.

Withholding tax on foreign dividends and interest and foreign capital gains tax is accrued in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Asia Pacific Fund, Inc.

Notes to Financial Statements

continued

Note 2.	Investment Management and Administration Agreements

The Fund has a management agreement with Value Partners Hong Kong Limited (the “Investment Manager”), and an administration agreement with Prudential Investments LLC (the “Administrator”).

The investment management fee is computed weekly and payable monthly at the following annual rates: 1.00% of the Fund’s average weekly net assets up to $100 million and 0.70% of such assets in excess of $100 million.

The administration fee is also computed weekly and payable monthly at the following annual rates: 0.25% of the Fund’s average weekly net assets up to $200 million and 0.20% of such assets in excess of $200 million.

Pursuant to the agreements, the Investment Manager provides continuous supervision of the investment portfolio and the Administrator provides occupancy and certain clerical, administrative and accounting services for the Fund. The Investment Manager and the Administrator each pays the cost of compensation of certain officers of the Fund. The Fund bears all other costs and expenses.

Note 3.	Portfolio Securities

Cost of purchases and proceeds from sales of investment securities, other than short-term investments, for the year ended March 31, 2016 aggregated $87,580,504 and $94,359,854 respectively.

Note 4.	Tax Information

Distributions to shareholders are determined in accordance with United States federal income tax regulations, which may differ from generally accepted accounting principles. In order to present overdistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to overdistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended March 31, 2016, the adjustments were to decrease overdistributed net investment income by $597,466, increase accumulated net realized loss on investment and foreign currency transactions by $182,183 and decrease paid-in capital in excess of par by $415,283 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, investments in passive foreign investment companies and a

The Asia Pacific Fund, Inc.

taxable overdistribution. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by these adjustments.

For the year ended March 31, 2016, the tax character of distributions paid by the Fund was $5,275,477 of ordinary income. For the year ended March 31, 2015, the Fund did not make any distributions to shareholders.

As of March 31, 2016, the Fund had no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of March 31, 2016 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$118,951,089	$7,496,764	$(15,164,963)	$(7,668,199)	$80,718	$(7,587,481)

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies. Other cost basis adjustments are primarily attributable to appreciation/depreciation of foreign currencies.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Fund is permitted to carryforward capital losses realized on or after April 1, 2011 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before March 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. The Fund utilized approximately $3,396,000 of its pre-enactment losses to offset net taxable gains realized in the fiscal year ended March 31, 2016. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of March 31, 2016, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$0

Pre-Enactment Losses:
Expiring 2018	$3,133,000

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s U.S. federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the U.S. Internal Revenue Service and state departments of revenue.

The Asia Pacific Fund, Inc.

Notes to Financial Statements

continued

Note 5.	Capital

There are 30 million shares of $0.01 par value common stock authorized.

Note 6.	Borrowings

The Fund currently is a party to a committed credit facility with a bank. The credit facility provides for a maximum commitment of $15,000,000 (prior to July 22, 2015: $20,000,000). Interest on any borrowings under the credit facility is at contracted market rates. The Fund pays a commitment fee on the unused portion of the facility. The commitment fee is accrued daily and paid quarterly. The Fund’s obligations under the credit facility are secured by substantially all the assets of the Fund. The purpose of the credit facility is to assist the Fund with its general cash flow requirements, including the provision of portfolio leverage.

During the year ended March 31, 2016, the Fund utilized the credit facility and had an average daily outstanding loan balance of $4,399,587 during the 121 day period that the facility was utilized, at an average interest rate of 0.63%. The maximum amount of loan outstanding during the period was $8,000,000. There was no balance outstanding at March 31, 2016.

Note 7.	New Accounting Pronouncements

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and has determined that there is no impact on the financial statement disclosures.

In January 2016, the FASB issued ASU No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

The Asia Pacific Fund, Inc.

Note 8.	Subsequent Event

At its Board meeting on May 13, 2016, the Board of Directors approved the appointment of AST Fund Solutions, LLC, and Alaric Compliance Services, LLC to provide Administrative and Compliance Services, respectively, to the Fund, at substantially similar terms as those of the current Administrator. The transition is expected to be completed in the third quarter of 2016.

The Asia Pacific Fund, Inc.

Financial Highlights

	Year ended March 31,
Per Share Operating Performance:	2016		2015		2014
Net asset value, beginning of year	$13.07		$11.50		$11.92

Net investment income (loss)	.20		.23		(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.51)		1.34		(.40)

Total from investment operations	(1.31)		1.57		(.42)

Less dividends:
Dividends from net investment income	(.51)		—		—

Net asset value, end of year	$11.25		$13.07		$11.50

Market value, end of year	$9.61		$11.61		$10.33

Total investment return (a):	(12.79)%		12.39%		(4.00)%

Ratios to Average Net Assets:
Total expenses (including loan interest) (c)	2.08	%(b)	2.05	%(b)	2.33%
Net investment income (loss)	1.62%		1.83%		(.18)%

Supplemental Data:
Average net assets	$130,218,000		$129,506,000		$119,204,000
Portfolio turnover rate	69%		76%		175%
Net assets, end of year	$116,382,000		$135,243,000		$118,991,000

(a)	Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each fiscal year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. These calculations do not include brokerage commissions.
(b)	The expense ratios without loan interest expense would have been 2.07%, 2.05%, 2.11% and 2.15% for the fiscal years ended March 31, 2016, 2015, 2013 and 2012, respectively. No loan interest was incurred during the fiscal year ended March 31, 2014.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

Shown above is selected data for a share of common stock outstanding-total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s share.

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

	Year ended March 31,
Per Share Operating Performance:	2013		2012
Net asset value, beginning of year	$11.67		$13.06

Net investment income (loss)	(0.03)		(0.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.28		(1.34)

Total from investment operations	0.25		(1.39)

Less dividends:
Dividends from net investment income	—		—

Net asset value, end of year	$11.92		$11.67

Market value, end of year	$10.76		$10.58

Total investment return (a):	1.70%		(10.57)%

Ratios to Average Net Assets:
Total expenses (including loan interest) (c)	2.16	%(b)	2.15	%(b)
Net investment income (loss)	(0.28)%		(0.40)%

Supplemental Data:
Average net assets	$117,996,000		$123,601,000
Portfolio turnover rate	180%		137%
Net assets, end of year	$123,269,000		$120,715,000

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

The Asia Pacific Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The Asia Pacific Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian, and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 20, 2016

The Asia Pacific Fund, Inc.

Tax Information (Unaudited)

For the year ended March 31, 2016, the Fund reports the maximum amount allowable, but not less than 68.04% of the ordinary income dividends paid during the fiscal year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

For the fiscal year ended March 31, 2016, the Fund made an election to pass through the maximum amount of the portion of the ordinary income dividends derived from foreign source income as well as any foreign taxes paid by the Fund in accordance with Section 853 of the U.S. Internal Revenue Code of the following amounts: $378,340 foreign tax credit from recognized foreign source income of $5,189,740.

In January 2017, shareholders will be advised on IRS Form 1099-DIV or Substitute Form 1099-DIV as to the federal tax status of dividends and distributions received in calendar year 2016.

The Asia Pacific Fund, Inc.

Dividend Reinvestment Plan (Unaudited)

Shareholders may elect to have all distributions of dividends and capital gains automatically re-invested in Fund shares (“Shares”) pursuant to the Fund’s Dividend Reinvestment Plan (“the Plan”). Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States Dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should complete the attached enrollment card or contact the Fund at 1-(800) 451-6788.

After the Fund declares a dividend or determines to make a capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s (Computershare Trust Company N.A.) fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to shareholders of the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares.

The Asia Pacific Fund, Inc.

Miscellaneous Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available:

•	Without charge, by calling the Fund’s toll-free telephone number (888) “ASIA-PAC”.

•	On the Securities and Exchange Commission website, http://www.sec.gov.

Information regarding the Fund’s proxy voting record for the 12-month period ending June 30 of each year is filed with the SEC on Form N-PX no later than August 31 of each year. The Fund’s Form N-PX is available without charge, upon request, by calling the Fund at its toll free number 1-(888) 4-ASIA-PAC and on the SEC’s website (http://www.sec.gov).

New York Stock Exchange and Securities and Exchange Commission Certifications

The Fund is listed on the New York Stock Exchange. As a result, it is subject to certain corporate governance rules and related interpretations issued by the Exchange. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications.

The Fund’s President and Treasurer file certifications with the Securities and Exchange Commission regarding the quality of the Fund’s public disclosure. The certifications are made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The section 302 Certifications are filed as exhibits to the Fund’s annual report on Form N-CSR, which include a copy of the annual report together with certain other information about the Fund.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s N-Q Forms are available on the Commission’s website at http://www.sec.gov. The Fund’s N-Q Forms may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330).

The Asia Pacific Fund, Inc.

Directors and Officers of the Fund (Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” The “Fund Complex” consists of the Fund and any other investment companies managed by Value Partners Hong Kong Limited (the Investment Manager).

Independent Directors

Name, Address** and Age	Positions with Fund***	Term of Office*** and Length of Time Served

Jessica M. Bibliowicz (56)	Director (Class II)	Since 2006

Michael J. Downey (72)	Director and Chairman (Class I)	Since 1986 Since 1999

Robert F. Gunia (69)	Director (Class III)	Since 1989

Duncan M. McFarland (72)	Director (Class I)	Since 2005

The Asia Pacific Fund, Inc.

Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director****

Senior Adviser (since 2013) of Bridge Growth Partners (private equity firm); formerly, Chief Executive Officer of National Financial Partners. (NYSE:NFP), an independent distributor of financial services products. Formerly, President and Chief Operating Officer of John A. Levin & Co., a registered investment advisor.	1	Director of Advanced Series Trust (since September 2014), Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund (since March 2015); formerly Director of Realogy Holdings Corp. (2013-2016).

Private Investor.	1	Director, AB Mutual Fund Complex (120 funds).

Independent Consultant (since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	1	Director of Advanced Series Trust, Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund. Formerly Vice President and Director of Prudential Retail Mutual Fund Complex through September 2009; formerly Director ICI Mutual Insurance Company (June 2012-June 2015).

Formerly, Managing Partner and Chief Executive Officer, Wellington Management Company, LLP. (1994-2004); formerly Trustee, Financial Accounting Foundation (2001-2009).	1	Director of Via Science Inc.

The Asia Pacific Fund, Inc.

Directors and Officers of the Fund (Unaudited)

continued

Independent Directors continued

Name, Address** and Age	Positions with Fund***	Term of Office*** and Length of Time Served

David G. P. Scholfield (72)	Director (Class II)	Since 1988

Nicholas T. Sibley (77)	Director (Class III)	Since 2001

Christopher R. C. Sykes (61)	Director (Class III)	Since 2014

William G. Tung (66)	Director (Class II)	Since 2013

The Asia Pacific Fund, Inc.

Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director****

Chairman, Acru China+ Absolute Return Fund; Director, Bank of China HK RMB Bond Fund and Wealth Achieve Series; Trustee and Investment Committee member of two UK-registered Charitable Trusts; formerly, Managing Director Bank of Bermuda, Hong Kong (1998-2004) and Bank of Bermuda Country Head, Asia (2001-2004).	1

Fellow of the Institute of Chartered Accountants in England and Wales; Director of Richland Resources and formerly Chairman of Aquarius Platinum Ltd. (2003-2015).	1

Chairman (since 2006) and Co-Founder of Charlesworth Sykes and Company.

Partner & Managing Director of Cindat Capital Management Ltd. (2013-Present); President and CEO of GT International Associates (2011-Present); Managing Partner of AT-BCM LLC (2013-Present); Executive Director of the Shanghai Bund de Rockefeller Group Master Development Co. Ltd (2009-Present), formerly Chairman & Legal Rep (2005-2008); formerly, Managing Director of the Rockefeller Group Asia Pacific (2003-2010).	1

The Asia Pacific Fund, Inc.

Directors and Officers of the Fund (Unaudited)

continued

Information pertaining to the Officers of the Fund is set forth below.

Officers

Name, Address** and Age	Positions with Fund	Term of Office and Length of Time Served

Raymond Tam (42)	President	Since 2013

M. Sadiq Peshimam (52)	Treasurer and Chief Financial Officer Assistant Treasurer	Since 2008 2005-2008

Elyse M. McLaughlin (42)	Assistant Treasurer	Since 2015

Deborah A. Docs (58)	Secretary Chief Legal Officer Assistant Secretary	Since 1998 Since 2006 1989-1998

Andrew R. French (53)	Assistant Secretary	Since 2007

Valerie M. Simpson (57)	Chief Compliance Officer	Since 2007

Theresa C. Thompson (53)	Deputy Chief Compliance Officer	Since 2008

**	The address of the Directors and Officers is c/o: Prudential Investments LLC, 655 Broad Street, 17th Floor, Newark, New Jersey, 07102.

The Asia Pacific Fund, Inc.

Principal Occupations During Past 5 Years

Deputy Chief Executive Officer and Head of Sales of Value Partners Limited (since June 2012); formerly, Vice President at BlackRock.

Treasurer and Principal Accounting Officer of PI Mutual Fund Complex (since May 2014); formerly, Assistant Treasurer and Vice President (since 2005) of PI.

Director, PI Mutual Fund Administration since December 2011; formerly Manager, PI (1997-2011).

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI.; formerly, Chief Legal-Officer and Secretary of The Greater China Fund, Inc. (January 2007-February 2014).

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary of PMFS; formerly, Assistant Secretary of The Greater China Fund, Inc. (June 2007-February 2014).

Vice President Corporate Compliance and Chief Investment Office (May 2013-Present); formerly Chief Compliance Officer (April 2007-May 2013) of Prudential Investments and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance; formerly, Chief Compliance Officer of The Greater China Fund, Inc. (June 2007-February 2014).

Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004); formerly, Deputy Chief Compliance Officer of The Greater China Fund, Inc. (December 2007-February 2014).

***	The Fund’s Charter and Bylaws provide that the Board of Directors is divided into three classes of Directors, as nearly equal in number as possible. Each Director serves for a term of three years, with one class being elected each year. Each year the term of office of one class will expire.

****	This column includes all directorships of companies required to register, or file reports with the Commission under the Securities Exchange Act of 1934 (the Exchange Act) (i.e., “public companies”) and other investment companies registered under the 1940 Act.

Privacy Notice

Prudential values your business and your trust. We respect the privacy of your personal information and take our responsibility to protect it seriously. This privacy notice is provided on behalf of the Prudential family of companies listed at the end of this notice (Prudential), and applies to our current and former customers. This notice describes new ways in which we will share your personal information within Prudential and your right to opt out of such sharing.

Protecting Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. The people who are authorized to have access to your personal information need it to do their jobs, and we require them to keep that information secure and confidential.

Personal Information We Collect

We collect your personal information when you fill out applications and other forms, when you enter personal details on our websites, when you respond to our emails, and when you provide us information over the telephone. We also collect personal information that others give us about you. This information includes, for example:

•	name
•	address, email address, telephone number, and other contact information
•	income and financial information
•	Social Security number
•	transaction history
•	medical information for insurance applications
•	consumer reports from consumer reporting agencies
•	participant information from organizations that purchase products or services from us for the benefit of their members or employees

Using Your Information

We use your personal information for various business purposes, including:

•	normal everyday business purposes, such as providing service to you and administrating your account or policy
•	processing transactions and claims
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•	marketing products and services of Prudential and other companies in which you may be interested
•	compliance with laws

Sharing Your Information

We may share your personal information, including information about your transactions and experiences, within Prudential and with other companies who perform services for us or on our behalf, for our everyday business purposes, such as providing services to you and administering your account or policy. We may also share your personal information with another financial institution if you agree that your account or policy can be transferred to that financial company.

We may share your personal information within Prudential so that the Prudential companies can market their products and services to you. We may also share consumer report information within Prudential which may include information about you from credit reports and certain information that we receive from you and from consumer reporting agencies or other third parties. For those customers who have one of our products through a plan sponsored by an employer or other organization, we will share your personal information either in a manner consistent with the terms of the plan agreement or in a manner consistent with our agreement with you.

We may also share your personal information as permitted or required by law, including, for example, to law enforcement officials and regulators, in response to subpoenas, and to prevent fraud.

Unless you agree otherwise, we do not share your personal information with other companies for them to market their products or services to you. We may tell you about a product or service that other companies offer and, if you respond, that company will know that we selected you to receive the information.

Limiting Our Sharing – Opt Out/Privacy Choice

You may tell us not to share your personal information within Prudential for marketing purposes, and not to share consumer report information within Prudential, by “opting out” of such sharing. To limit our sharing for these purposes:

•	visit us online at: www.prudential.com/privacyoptout
•	call us at: 1-877-248-4019

If you previously told us not to share your personal information within Prudential for marketing purposes, or not to share your consumer report information, you must renew your “opt out” of such sharing through the methods noted above. If you are no longer our customer, we will continue to share your information as described in this notice.

You are not able to limit our ability to share your personal information within Prudential and other companies for servicing and administration purposes.

Questions and Corrections

We will send notices at least once a year, as federal and state laws require. If you have any questions about how we protect, use, and share your personal information or about this privacy notice, please call us. The toll-free number is 1-877-248-4019.

We reserve the right to modify this notice at any time. This notice is also available anytime at www.prudential.com.

This notice is being provided to customers and former customers of the Prudential companies listed below. If we acquire a company prior to delivery of the next annual notice, we may share your information with the acquired company in the same manner as other Prudential companies described in this notice.

Insurance Companies and Insurance Company Separate Accounts

The Prudential Insurance Company of America; Prudential Annuities Life Assurance Corporation; Pruco Life Insurance Company; Pruco Life Insurance Company of New Jersey; Prudential Retirement Insurance and Annuity Company (PRIAC); PRIAC Variable Contract Account A; CG Variable Annuity Account I & II (Connecticut General); Pruco Insurance Company of Iowa; All insurance company separate accounts that include the following names: Prudential, Pruco, or PRIAC

Insurance Agencies

Prudential Insurance Agency, LLC; Mullin TBG Insurance Agency Services, LLC; MC Insurance Agency Services, LLC

Broker-Dealers and Registered Investment Advisers

AST Investment Services, Inc.; Prudential Annuities Distributors, Inc.; Global Portfolio Strategies, Inc.; Pruco Securities, LLC; PGIM, Inc.; Prudential Investment Management Services LLC; Prudential Investments LLC; Prudential Private Placement Investors, L.P.

Bank and Trust Companies

Prudential Bank & Trust, FSB; Prudential Trust Company

Investment Companies and Other Investment Vehicles

The Asia Pacific Fund, Inc.; Prudential Investments Mutual Funds; Prudential Capital Partners, L.P.; Target Asset Allocation Funds; The Target Portfolio Trust; Advanced Series Trust; The Prudential Series Fund; Private Placement Trust Investors, LLC; All funds that include the following names: Prudential, PCP, PGIM, or PCEP

Vermont Residents: We will comply with Vermont law when sharing information we collect from or about Vermont residents. Consequently, we will automatically treat all customers who are Vermont residents as having told us not to share their personal information for marketing purposes and not to share consumer report information.

Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Privacy Ed. 4/2016 D6021

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. During the period covered by this report, there have been no amendments to any provision of the code of ethics nor have any waivers been granted from any provision of the code of ethics.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Robert F. Gunia, member of the Board’s Audit Committee is an “audit committee financial expert” and that he is “independent” for purpose of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended March 31, 2016 and March 31, 2015, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $40,800 and $40,800, respectively for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended March 31, 2016 and March 31, 2015: none.

(c) Tax Fees

For the fiscal years ended March 31, 2016 and March 31, 2015: none.

(d) All Other Fees

For the fiscal years ended March 31, 2016 and March 31, 2015: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

The Audit committee must pre-approve, or adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditors, including applicable non-audit services provided to the Company’s investment adviser and any entity in a control relationship with the investment adviser that provides ongoing services to the Company that relate directly to the operations and financial reporting of the Company.

(e) (2)  Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

For the fiscal years ended March 31, 2016 and March 31, 2015: none.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(h) Principal Accountants Independence

The Registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are: Robert F. Gunia, Duncan M. McFarland, David G.P. Scholfield and Nicholas T. Sibley.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –

The registrant has adopted policies and procedures with respect to the voting of proxies related to portfolio securities. These procedures delegate to Value Partners Hong Kong Limited, the investment manager, the responsibility for voting proxies, subject to the continuing oversight of the registrant’s board of directors. The registrant’s procedures provide that the board of directors annually reviews the investment manager’s proxy voting policies and procedures and the investment manager’s proxy votes on behalf of the registrant.

A copy of the investment manager’s proxy voting policies and procedures is set forth below:

Value Partners Group Limited

Proxy Voting Policies and Procedures

1.	Introduction

Under SEC Rule 206(4)-6, an investment adviser has to (i) adopt and implement written policies and procedures that are reasonably designed to ensure that it votes client securities in the best interests of its clients, (ii) describe its proxy voting policies and procedures to clients and provide copies on request, and (iii) disclose to clients how they may obtain information on how the adviser voted their securities.

Value Partners (“VP”) has adopted the following policies and procedures for proxy voting.

If client agreements for services are silent as to proxies, the SEC believes the adviser is generally responsible for voting proxies.

2.	General Voting Principles

Where VP has responsibility for voting proxies, VP will take measures reasonably designed to ensure that they are voted in the best interest of its clients, which generally means voting with a view to enhancing the value of client securities.

The financial interest of VP’s clients is the primary consideration in determining how their proxies should be voted. VP will take reasonable measures to obtain knowledge of meetings; to ensure that proxies are received by VP in sufficient time for it to take action; to vote them; and to return them in time to be counted.

VP may refrain from voting if it reasonably believes that the matters to be voted on have no significant effect on clients’ interests or if there is a pending sell order for the security. VP may also refrain from voting if the cost or other burden would be unreasonable (e.g., where translation of documentation regarding foreign securities would be required). VP may vote against or refrain from voting on a particular agenda item if it reasonably believes that the proxy statement has not provided sufficient information to justify a vote in favor.

VP will take measures reasonably designed to permit it to act on an informed basis with respect to issues presented by proxies. The sources of VP’s information will include the knowledge on the basis of which VP has invested client funds in the company and knowledge gained in following the investment. VP may supplement its knowledge by reference to publications or other readily available public sources but VP does not expect to independently investigate facts relating to issues presented by proxy statements.

2.1	Conflicts of interests

There may be occasions where voting may present an actual or potential conflict of interest between VP, as the investment adviser, and its clients.

Potential conflicts of interest situations may include:

1.	Business relationships, where VP has a substantial business relationship with a company and failure to vote in favor of management could harm VP’s relationship with the company;

2.	Personal relationships, where VP has a personal relationship with corporate directors or candidates for directorship; or

3.	Family relationships where VP may have personal or business relationships relating to a company (e.g. a spouse or relative who serves as a director of a publicly traded company).

For any voting proposals where VP determines that it has a material conflict of interest, VP will take steps designed to ensure a decision to vote that is based on the clients’ best interest and is not the product of the conflict, in which, VP may:

(i) refer the proposals to the clients and obtain instructions from the clients on how to vote the proxies relating to those proposals;

(ii) (if VP is in a position to disclose the conflict to the clients i.e., such information is not confidential) determine how it proposes to vote the proposals on which it has a conflict, disclose the conflict to the clients and seek their consent before exercising a proxy;

(iii) take such other action such as consulting an independent third party such as external legal counsel as VP reasonably deems appropriate.

Proxy proposals that are “routine” are presumed not to involve a material conflict of interest for VP, unless VP has actual knowledge that a routine proposal should be treated differently. For this purpose, “routine” proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of periodic reports/financial statements.

2.2	Substantive issues presented for voting

It is not possible to present a comprehensive roadmap for the voting of proxies. The following general guidelines set out our general approach but each situation must be judged on its own merits.

The decision to invest in a company normally represents confidence in the management of that company. Consequently, in the absence of evidence reducing our confidence in management, VP will give considerable weight (by no means conclusive weight) to management recommendations, except in the case of issues directly affecting the interests of management itself, such as management compensation.

VP will generally support management recommendations about the internal operations of the company or which are not expected to have a significant economic effect on the company or its security-holders. Proposals which are likely to have significant economic effect on the company and its security-holders will be subject to greater scrutiny on a case-by-case basis.

VP favors having strong independent directors and supports the delegation of key functions (such as compensation, audit and nominating committees) to independent directors. VP will generally oppose classification of directors.

Proposals for re-capitalizations, mergers, corporate restructuring and anti-takeover measures such as “poison pills” will be carefully scrutinized to ascertain possible benefits and disadvantages to security-holders. Management recommendations with respect to such transactions will be reviewed in the light of possible management self-interest.

Proposals regarding stock-option plans and other compensation issues will be carefully scrutinized. Since VP’s investment philosophy strongly favors long-term capital appreciation, its assessment of proposals for management compensation will take into account positioning for achievement of long-term goals as well as short-term performance.

Unless VP concludes that substantial financial interests of its clients are at risk or has client instructions to the contrary, VP will generally leave to management discretion matters involving social, environmental, ethical or similar issues.

These general guidelines are not exhaustive and do not include all potential voting issues. Proposals not covered by the guidelines and contested situations are evaluated on a case-by-case basis, taking into consideration all of the relevant facts and circumstances at the time of the vote.

Regardless of the issues presented VP will be mindful of its duty to vote proxies in the best interest of its clients. VP may defer to instructions of its clients as to voting their securities with respect to specific issues as it deems appropriate.

3.	Internal Procedures

3.1	Responsibility of Fund Administration Team

Fund Administration Team is responsible for coordinating with respective custodians to assure that proxies are received by VP in sufficient time to take action. Also, they will follow up with responsible Fund Managers for voting and to ensure that reasons for the decision on voting non-routine proxy proposals (e.g. special resolution for an EGM, cash/scrip dividend selection, etc) are clearly stated by the responsible Fund Manager.

Fund Administration Team should arrange for signature and return the proxies in time to be counted. All relevant documents should be properly kept as stated in Section 4 below.

3.2	Responsibility of Fund Managers

Proxy voting decisions should be made primarily by the Fund Manager who follows the particular stock under investment. However, the respective Portfolio Manager can revise the vote and make the final decision for his/her managed portfolio. The decision/vote should be made in accordance with the principles above and in a timely manner.

Upon voting on non-routine proxy proposals (e.g. special resolution for an EGM, cash/scrip dividend selection, etc), reasons for making the voting decision must be clearly stated so as to support the decision made by the responsible Fund Manager.

3.3	Independent Checking by Internal Auditor

An independent review on proxy voting measures and documents will be performed by Internal Auditor periodically to ensure VP votes the proxies in the best interests of its clients and properly complies with the company policy.

4.	Recordkeeping

In compliance with another SEC rule (Rule 204-2) VP will maintain appropriate records regarding proxies as follows: VP will maintain

(1) copies of these proxy voting policies and procedures and any amendments to them;

(2) proxy statements received regarding client securities;

(3) records of how proxies were voted;

(4) written client requests for VP’s proxy voting records and copies of VP’s written responses to such requests;

(5) documents created by VP that were material to its decisions on how to vote proxies or that memorialized the bases for its decisions; and

(6) documentation relating to the identification and resolution of conflicts of interest, if any.

These records will be retained for at least five years in a readily accessible place, and for the first two years in VP’s own office.

VP has disclosed in Form ADV Part 2A: (i) a description of VP’s Proxy Voting Policy and Procedures and (ii) information about how clients may obtain information on how VP voted their securities.

5.	Client requests for information and/or copies

Clients may obtain copies of these proxy voting policies and procedures at any time.

Clients may obtain information as to what issues were voted upon by VP in respect of their securities and how their proxies were voted on such issues. Information will be provided promptly with respect to any period for which VP retains records on-site, and after a reasonable period of time if resort to off-site records is required.

The above information may be obtained by making request in writing to VP’s Chief Compliance Officer at 9th Floor, Nexxus Building, 41 Connaught Road Central, Hong Kong.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies –

(a)(1)Norman Man Kei Ho, Senior Investment Director, Value Partners Limited

Length of Service at Value Partners Limited: 20 years

Norman joined Value Partners in 1995 and was promoted to Investment Director and Senior Investment Director in 2010 and January 2014, respectively. He has extensive experience in the fund management and investment industry, with a focus on research and portfolio management. He is a key leader in Value Partners’ investment process, including a high degree of responsibility for portfolio management.

He graduated with a Bachelor’s degree in Social Sciences (majoring in Management Studies) from The University of Hong Kong. He is a CFA charterholder.

(a)(2)In addition to the Fund, Mr. Ho was also responsible for the day-to-day management of the portfolio of the following accounts as of March 31, 2016:

	Number of Accounts	Number of Accounts with Performance Fee	Assets Under Management ($ US mil)	Assets Under Management with Performance Fee ($ US mil)
Registered Investment Companies	1	0	$7.6	$7.6

Segregated Institutional	—	—	—	—

Other Pooled Investment Vehicles	2	2	$3,694.2	$3,694.2

There is no material conflict between the management of Asia Pacific Fund versus other funds.

(a)(3)Portfolio Managers are compensated via his/her annual salary plus potential for a performance bonus if the majority of the funds managed by the Portfolio Managers and his/her team achieved their excess returns objectives.

(a)(4)As of March 31, 2016, Mr. Ho did not beneficially own any equity securities in the Fund.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities made in the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)         The Asia Pacific Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date	May 20, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Raymond Tam
Raymond Tam
President and Principal Executive Officer

Date	May 20, 2016

By (Signature and Title)*	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Chief Financial Officer

Date	May 20, 2016

* Print	the name and title of each signing officer under his or her signature.